Exhibit 99.1

Dodd-Frank Act Disclosure of Mine Safety and Health Administration Safety Data

We are committed to providing a safe workplace for all of our employees.  Our company has in place health and safety programs that include extensive employee training, accident prevention, workplace inspection, emergency response, accident investigation, regulatory compliance and program auditing. The objectives of our health and safety programs are to eliminate workplace incidents, comply with all mining-related regulations and provide support for both regulators and the industry to improve mine safety.  We believe our company has a well-developed process of training, mentoring, monitoring, reduction of risk through safety innovation, and recognition of safety excellence.

The operation of our mines is subject to regulation by the MSHA under the Federal Mine Safety and Health Act of 1977 (the “FMSH Act”). MSHA inspects our mines on a regular basis and issues various citations and orders when it believes a violation has occurred under the FMSH Act. We present information below regarding certain mining safety and health citations which MSHA has issued with respect to our coal mining operations. In evaluating this information, consideration should be given to factors such as: (i) the number of citations and orders will vary depending on the size of the coal mine, (ii) the number of citations issued will vary from inspector to inspector and mine to mine, and (iii) citations and orders can be contested and appealed, and in that process, are often reduced in severity and amount, and are sometimes dismissed.

As required by the reporting requirements regarding coal mine safety included in §1503(a)(1) of the Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”), the table below presents the following information for the year ended December 31, 2010, except for pending legal actions, which are as of September 30, 2010, for each coal mine of which we or a subsidiary of ours is an operator:

(a)
The total number of FMSH Act section 104 significant and substantial citations received, which are for alleged violations of a mining safety standard or regulation where there exists a reasonable likelihood that the hazard could result in an injury or illness of a reasonably serious nature;

(b)
The total number of FMSH Act section 104(b) orders received, which are for an alleged failure to totally abate the subject matter of a FMSH Act section 104(a) citation within the period specified in the citation;

(c)
The total number of FMSH Act section 104(d) citations and orders received, which are for an alleged unwarrantable failure (i.e., aggravated conduct constituting more than ordinary negligence) to comply with a mining safety standard or regulation;

(d)
The total number of flagrant violations (i.e., reckless or repeated failure to make reasonable efforts to eliminate a known violation of a mandatory health or safety standard that substantially and proximately caused, or reasonably could have been expected to cause, death or serious bodily injury) under §110(b)(2) of the FMSH Act received;

(e)
The total number of imminent danger orders (i.e., the existence of any condition or practice in a coal or other mine which could reasonably be expected to cause death or serious physical harm before such condition or practice can be abated) issued under §107(a) of the FMSH Act;

(f)	The total dollar value of proposed assessments from MSHA under the FMSH Act;

(g)	The total number of mining-related fatalities; and

(h)
The total number of pending legal actions before the Federal Mine Safety and Health Review Commission as required by §1503(a)(3) of the Dodd-Frank Act; see Pending Legal Actions table below for a complete listing of pending legal actions for each coal mine of which we or a subsidiary of ours is an operator.

Mine	( a ) #	( b ) #	( c ) #	( d ) #	( e ) #	( f ) $	(g) #	(h) #
#1 Prep Plant (Sidney)	14	-	2	-	-	$14,539	-	8
Alex Energy Inc.	-	-	-	-	-	$-	-	1
Alex Energy Loadout	2	-	-	-	-	$580	-	1
Allegiance Mine	90	1	16	-	-	$614,007	-	28
Allen Powellton Mine	21	-	-	-	-	$90,237	-	12
Alloy Powellton	79	-	4	-	-	$247,433	-	-
Alloy Prep Plant #1	1	-	-	-	-	$1,073	-	-
Aracoma Alma Mine #1	134	4	14	-	-	$394,938	-	21
Aracoma Coal Company	-	-	-	-	-	$-	-	1
Beetree Surface Mine	7	-	-	-	-	$3,513	-	-
Bent Branch Energy Co Mine No 1	-	-	-	-	-	$-	-	1
Bent Branch Plant	-	-	-	-	-	$112	-	-
Big Creek No 2 Surface Mine	1	-	-	-	-	$576	-	-
Black Castle Mining Co	36	-	1	-	1	$104,400	-	8
Black King I North Portal	49	-	11	-	1	$119,066	-	15
Black Knight II	15	-	-	-	-	$28,743	-	17
Blue Pennant Transfer	-	-	-	-	-	$-	-	3
Brushy Eagle	23	-	2	-	-	$86,372	-	-
Camp Branch Mine	8	-	-	-	1	$13,783	-	8
Castle East Portal	-	-	-	-	-	$-	-	4
Castle Mine	11	1	-	-	-	$40,547	-	17
Cedar Grove #1	7	-	-	-	-	$8,640	-	1
Cedar Grove #2 Mine	2	-	-	-	-	$452	-	-
Chess Processing	7	-	-	-	-	$13,398	-	7
Chesterfield Prep Plant	7	-	1	-	-	$4,815	-	8
Coal Creek Prep Plant	12	-	2	-	-	$15,222	-	1
Coalgood Crusher/Loadout	-	-	-	-	-	$-	-	1
Collins Fork Slurry Impoundment	-	-	-	-	-	$100	-	-
Cook Mine	30	-	7	-	-	$91,625	-	1
Coon Cedar Grove Mine	1	-	-	-	-	$1,423	-	-
Delbarton Preparation Plant	10	-	-	-	-	$5,447	-	3
Derby Wilson Mine	34	1	-	-	1	$36,128	-	-
Diamond Energy	90	-	3	-	-	$251,845	-	15
Edwight Surface Mine	5	-	-	-	-	$9,496	-	8
Emily Creek Energy	-	-	-	-	-	$-	-	2
Fraley Branch Surface Mine	9	-	-	-	-	$13,075	-	3
Freeze Fork Surface Mine	4	-	-	-	-	$30,609	-	16
Goals Preparation Plant	1	-	-	-	-	$639	-	-
Grassy Creek No 1	39	1	2	-	-	$78,810	-	24
Green Valley Trucking	-	-	-	-	-	$-	-	-
Halfway Branch Surface	-	-	-	-	-	$100	-	-
Hatfield Energy Mine	32	-	-	-	-	$81,141	-	10
Hazy Ridge Coal Company	2	-	-	-	-	$1,516	-	-
Hernshaw Mine	12	-	1	-	-	$18,191	-	3
Hess Creek Surface Mine	1	-	1	-	-	$2,678	-	-
Highland Coal Handling Facility	2	-	-	-	-	$1,331	-	3
Homer III Processing	3	-	-	-	-	$4,034	-	3

Hominy Creek Mine	16	-	-	-	-	$19,134	-	4
Horse Creek Eagle	51	2	-	-	1	$156,419	-	4
Hunter Peerless Mine	25	-	-	-	-	$24,548	-	5
Hurricane Branch Strip #1	1	-	-	-	-	$1,813	-	-
HWM #11	2	-	-	-	-	$4,957	-	-
Jerry Fork Eagle	7	-	-	-	-	$23,094	-	16
Justice #1	166	3	16	-	-	$487,196	-	32
Kepler Sewell Mine #1	1	-	-	-	-	$376	-	-
Laurel Coalburg Tunnel Mine	32	2	3	-	-	$234,766	-	8
Laurel Creek/Spirit Mine	-	-	-	-	-	$270	-	3
LBB Impoundment	-	-	-	-	-	$100	-	-
Liberty Processing	39	-	7	-	-	$161,711	-	10
Loadout	1	-	-	-	-	$463	-	-
Long Fork Preparation Plant	22	-	12	-	-	$60,554	-	18
Long Pole Energy Mine	15	-	-	-	-	$18,679	-	2
Looney Creek Marker Mine	36	-	-	-	-	$30,576	-	-
Looney Creek Taggart Mine	54	-	-	-	-	$131,534	-	-
Love Branch South	55	2	-	-	-	$104,832	-	23
Low Splint A Mine	28	-	-	-	-	$52,772	-	-
Mammoth #2 Gas	41	1	4	-	-	$680,679	-	12
Mammoth Coal Processing Pl & Riv Tipple	8	1	-	-	-	$15,232	-	1
Mammoth Coal Co. Surface Mine	-	-	-	-	-	$138	-	-
Marfork Processing	16	-	-	-	1	$18,163	-	-
Marker Portal Mine	-	-	-	-	-	$1,442	-	-
Marmet Dock	1	-	-	-	-	$138	-	-
Marsh Fork Mine	56	3	14	-	-	$437,151	-	1
Massey HWM #11	-	-	-	-	-	$-	-	1
Matewan Energy Mine	-	-	-	-	-	$200	-	-
Meade Branch Surface	5	-	-	-	-	$1,812	-	1
Mine #1 (Peter Cave)	-	-	-	-	-	$100	-	-
Mine #1 (Cave Spur)	13	-	-	-	-	$21,328	-	-
Mine #1 (Clean Energy)	76	1	25	-	-	$593,885	-	35
Mine #1 (Freedom Energy)	251	-	59	-	2	$1,797,087	-	71
Mine #1 (Rockhouse Energy)	83	-	2	-	1	$221,921	-	33
Mine #1 (Solid Energy)	47	-	-	-	-	$65,490	-	13
Mine No 1 (Bluff Spur)	27	-	-	-	-	$61,148	-	-
Mine No 1 (Stillhouse Mining)	21	-	-	-	-	$52,258	-	2
Mine No 2 (Big Laurel Mining)	60	2	10	-	-	$698,407	-	15
Mine No 2 (Stillhouse Mining)	35	-	-	-	-	$49,516	-	-
Mine No 4 (Guest Mountain)	10	-	-	-	-	$15,223	-	-
Mine No 4 (North Fork)	58	-	-	-	-	$123,194	-	6
Mine No 5 (Guest Mountain)	34	-	1	-	-	$69,346	-	-
Mine No 5 (North Fork)	18	-	-	-	-	$39,056	-	-
Mine No 8	5	-	-	-	-	$4,097	-	-
Mine No. 1 (Cloverlick Coal)	36	-	-	-	-	$62,800	-	-
Mine No. 1 (Osaka Mining)	105	1	2	-	-	$285,087	-	1
Mine No. 1 (Panther Mining)	44	-	-	-	-	$180,683	-	1
Mine No. 3 (Cloverlick Coal)	18	-	-	-	-	$29,537	-	-
Mine No. 3 (Mill Branch Coal)	11	-	-	-	-	$22,757	-	-
Mine No. 4 (Dorchester)	120	-	-	-	-	$235,116	-	2

Moore Processing	-	-	-	-	-	$760	-	1
MTR Surface Mine	-	-	-	-	-	$652	-	5
MTR Wolf Creek Mine	10	-	-	-	-	$8,425	-	4
New Ridge Mining Company	14	1	4	-	-	$18,284	-	3
No 1 (M3 Energy)	30	1	-	-	1	$111,391	-	23
No 1 Preparation Plant (Green Valley)	4	-	-	-	-	$7,801	-	-
No 1 Surface	7	-	3	-	-	$68,549	-	11
No 130 Mine	-	-	-	-	-	$346	-	10
No 6	4	-	-	-	-	$2,540	-	-
No. 1 (Process Energy)	76	1	5	-	-	$427,512	-	23
North Surface Mine	19	1	-	-	-	$33,154	-	4
Panther Mine #4a	-	1	-	-	-	$7,500	-	-
Parker Peerless Mine	50	-	4	-	1	$151,471	-	14
Phillips Rider No. 1 Mine	3	-	-	-	-	$2,014	-
Plant No 1 (Pigeon Creek)	6	-	-	-	-	$2,184	-	1
Pocahontas Mine	89	2	11	-	-	$224,080	1	5
Power Mountain Processing	19	-	3	-	-	$29,146	-	4
Prep Plant (Greyeagle)	-	-	-	-	-	$200	-	-
Preparation Plant (Goals)	-	-	-	-	-	$-	-	2
Preparation Plant (Martin County)	31	4	1	-	1	$22,305	-	3
Preparation Plant (Stirrat)	19	-	-	-	-	$20,745	-	3
Randolph Mine	138	6	24	-	-	$551,303	-	28
Red Cedar Surface Mine	-	-	-	-	-	$-	-	5
Republic Energy	11	-	-	-	-	$21,510	1	7
Right Fork Splint	1	-	-	-	-	$3,068	-	2
Road Fork #51 Mine	100	2	35	-	2	$863,566	-	28
Roundbottom Powellton Deep Mine	59	3	3	-	-	$338,024	-	23
Roundbottom Surface	1	-	-	-	-	$634	-	1
Ruby Energy	134	-	16	-	1	$1,222,785	1	59
Rum Creek Preparation Plant	9	1	2	-	-	$22,702	-	8
Salyer Surface Mine	-	-	-	-	-	$300	-	-
Seng Creek Powellton	70	2	13	-	1	$242,178	-	10
Shadrick 5 Block	19	-	1	-	-	$279,966	-	7
Sidney Coal Company, Inc.	-	-	-	-	-	$-	-	1
Sidney Trucking	-	-	-	-	-	$-	-	1
Slabcamp	19	-	1	-	-	$186,774	-	3
Slip Ridge Cedar Grove Mine	69	-	4	-	-	$231,876	-	3
Slip Ridge Contour	1	-	-	-	-	$112	-	-
Spartan Mining Company	-	-	-	-	-	$-	-	2
Sprouse Creek Processing Company Inc	13	-	-	-	-	$3,625	-	1
Stockton Mine	2	-	-	-	-	$2,113	-	4
Superior Surface Mine	5	-	-	-	-	$7,798	-	7
Talon Loadout	2	-	-	-	-	$939	-	1
Taylor Fork Energy	71	1	2	-	-	$185,854	-	25
Tiller No 1	107	-	13	-	-	$340,637	-	35
Tower Mountain	-	-	-	-	-	$-	-	5
Trace Fork Surface Mine	-	-	-	-	-	$500	-	1
Trace Transport	-	-	-	-	-	$-	-	-
Transport Mine	2	-	-	-	-	$2,980	-	-

Triumph Mine	97	11	12	-	-	$735,910	-	17
Tunnel Mine	1	-	-	-	-	$685	-	-
Twilight Mtr Surface Mine	15	-	-	-	1	$36,500	-	11
Upper Big Branch Mine-South	251	42	30	-	3	$1,083,207	29	52
Upper Big Branch Raw Coal Facil	1	-	-	-	-	$493	-	1
Voyager #7	51	2	2	-	-	$127,124	-	15
West Cazy Surface Mine	-	-	-	-	1	$2,040	-	3
White Buck No. 2	-	-	-	-	-	$873	-	2
White Cabin #7	16	-	-	-	-	$33,425	-	7
White Queen	-	-	-	-	-	$705	-	-
Whitley Fork Mine	-	-	-	-	-	$100	-	-
Winifrede #1 Mine	-	-	-	-	-	$-	-	2
Zigmond Processing	2	-	-	-	-	$1,449	-	-

 In addition, as required by the reporting requirements regarding coal mine safety included in §1503(a)(2) of the Dodd-Frank Act, the following is a list for the year ended December 31, 2010, of each coal mine of which we or a subsidiary of ours is an operator, that has received written notice from MSHA of:

(a)
a pattern of violations of mandatory health or safety standards that are of such nature as could have significantly and substantially contributed to the cause and effect of coal or other mine health or safety hazards under §104(e) of the FMSH Act:

None; or

(b)	the potential to have such a pattern:

Mine #1 (Freedom Energy Mining Company)
Ruby Energy (Spartan Mining Company)

Pending Legal Actions before the Federal Mine Safety and Health Review Commission

Mine Name	Docket Number
#1 Prep Plant (Sidney)	KENT 2008-172
#1 Prep Plant (Sidney)	KENT 2008-757
#1 Prep Plant (Sidney)	KENT 2009-1499
#1 Prep Plant (Sidney)	KENT 2010-313
#1 Prep Plant (Sidney)	KENT 2010-352
#1 Prep Plant (Sidney)	KENT 2010-353
#1 Prep Plant (Sidney)	KENT 2010-48
#1 Prep Plant (Sidney)	KENT 2010-551
Alex Energy Inc.	N/A
Alex Loadout	WEVA 2010-570
Allegiance Mine	WEVA 2008-1844
Allegiance Mine	WEVA 2008-756
Allegiance Mine	WEVA 2009-1069
Allegiance Mine	WEVA 2009-1277
Allegiance Mine	WEVA 2009-1427
Allegiance Mine	WEVA 2009-1657
Allegiance Mine	WEVA 2009-1658
Allegiance Mine	WEVA 2009-1803
Allegiance Mine	WEVA 2009-474
Allegiance Mine	WEVA 2009-475
Allegiance Mine	WEVA 2009-645
Allegiance Mine	WEVA 2009-646
Allegiance Mine	WEVA 2009-819
Allegiance Mine	WEVA 2009-971
Allegiance Mine	WEVA 2010-1686
Allegiance Mine	WEVA 2010-211
Allegiance Mine	WEVA 2010-330
Allegiance Mine	WEVA 2010-331
Allegiance Mine	WEVA 2010-456
Allegiance Mine	WEVA 2010-457
Allegiance Mine	WEVA 2010-584
Allegiance Mine	WEVA 2010-585
Allegiance Mine	WEVA 2010-69
Allegiance Mine	WEVA 2010-70
Allegiance Mine	WEVA 2010-841
Allegiance Mine	WEVA 2010-968
Allegiance Mine	WEVA 2011-368
Allegiance Mine	WEVA 2011-957-R
Allen Powellton Mine	WEVA 2008-717
Allen Powellton Mine	WEVA 2009-1054
Allen Powellton Mine	WEVA 2009-1422
Allen Powellton Mine	WEVA 2009-270
Allen Powellton Mine	WEVA 2009-271

Allen Powellton Mine	WEVA 2009-631
Allen Powellton Mine	WEVA 2009-910
Allen Powellton Mine	WEVA 2010-100
Allen Powellton Mine	WEVA 2010-373
Allen Powellton Mine	WEVA 2010-374
Allen Powellton Mine	WEVA 2010-478
Allen Powellton Mine	WEVA 2010-519
Aracoma Alma Mine #1	N/A
Aracoma Alma Mine #1	WEVA 2007-40
Aracoma Alma Mine #1	WEVA 2007-41
Aracoma Alma Mine #1	WEVA 2009-1377-R
Aracoma Alma Mine #1	WEVA 2009-1378-R
Aracoma Alma Mine #1	WEVA 2009-1913
Aracoma Alma Mine #1	WEVA 2009-1920
Aracoma Alma Mine #1	WEVA 2009-1944
Aracoma Alma Mine #1	WEVA 2009-219
Aracoma Alma Mine #1	WEVA 2009-540
Aracoma Alma Mine #1	WEVA 2009-671
Aracoma Alma Mine #1	WEVA 2009-726
Aracoma Alma Mine #1	WEVA 2010-110
Aracoma Alma Mine #1	WEVA 2010-1162
Aracoma Alma Mine #1	WEVA 2010-1616
Aracoma Alma Mine #1	WEVA 2010-203
Aracoma Alma Mine #1	WEVA 2010-267
Aracoma Alma Mine #1	WEVA 2010-538
Aracoma Alma Mine #1	WEVA 2010-915
Aracoma Alma Mine #1	WEVA 2011-238
Aracoma Coal Company	N/A
Bent Branch Energy Co Mine No 1	KENT 2010-132
Black Castle Mining Co	WEVA 2007-421 WEVA 2007-288
Black Castle Mining Co	WEVA 2009-1453
Black Castle Mining Co	WEVA 2009-1581
Black Castle Mining Co	WEVA 2009-1717
Black Castle Mining Co	WEVA 2009-851
Black Castle Mining Co	WEVA 2010-168
Black Castle Mining Co	WEVA 2010-477
Black Castle Mining Co	WEVA 2010-48
Black King I North Portal	N/A
Black King I North Portal	N/A
Black King I North Portal	WEVA 2008-1101
Black King I North Portal	WEVA 2008-1541
Black King I North Portal	WEVA 2008-915
Black King I North Portal	WEVA 2009-112
Black King I North Portal	WEVA 2009-1138-R
Black King I North Portal	WEVA 2009-1139-R
Black King I North Portal	WEVA 2009-1293
Black King I North Portal	WEVA 2009-1485, -1486 (incl. WEVA 2009-1189R thru 1243R)
Black King I North Portal	WEVA 2009-1903
Black King I North Portal	WEVA 2009-615
Black King I North Portal	WEVA 2009-781

Black King I North Portal	WEVA 2010-173
Black King I North Portal	WEVA 2010-452
Black Knight II	N/A
Black Knight II	WEVA 2008-1336
Black Knight II	WEVA 2008-1539
Black Knight II	WEVA 2009-1114
Black Knight II	WEVA 2009-1116
Black Knight II	WEVA 2009-1298
Black Knight II	WEVA 2009-1515
Black Knight II	WEVA 2009-1766
Black Knight II	WEVA 2009-1821
Black Knight II	WEVA 2009-1822
Black Knight II	WEVA 2009-480
Black Knight II	WEVA 2009-616
Black Knight II	WEVA 2009-617
Black Knight II	WEVA 2009-804
Black Knight II	WEVA 2009-94
Black Knight II	WEVA 2010-451
Black Knight II	WEVA 2010-50
Blue Pennant Transfer	WEVA 2009-1538
Blue Pennant Transfer	WEVA 2010-49
Blue Pennant Transfer	WEVA 2010-573
Camp Branch Mine	WEVA 2007-774
Camp Branch Mine	WEVA 2008-1152
Camp Branch Mine	WEVA 2008-1326
Camp Branch Mine	WEVA 2008-938
Camp Branch Mine	WEVA 2009-1798
Camp Branch Mine	WEVA 2009-694
Camp Branch Mine	WEVA 2009-695
Camp Branch Mine	WEVA 2010-674
Castle East Portal	N/A
Castle East Portal	N/A
Castle East Portal	WEVA 2008-434
Castle East Portal	WEVA 2008-555
Castle Mine	N/A
Castle Mine	WEVA 2008-1545
Castle Mine	WEVA 2008-382
Castle Mine	WEVA 2009-1112
Castle Mine	WEVA 2009-1305
Castle Mine	WEVA 2009-1547
Castle Mine	WEVA 2009-1572
Castle Mine	WEVA 2009-1764
Castle Mine	WEVA 2009-1765
Castle Mine	WEVA 2009-511
Castle Mine	WEVA 2009-583
Castle Mine	WEVA 2009-826
Castle Mine	WEVA 2010-167
Castle Mine	WEVA 2010-449
Castle Mine	WEVA 2010-47
Castle Mine	WEVA 2010-503

Castle Mine	WEVA 2010-560
Cedar Grove #1 Mine	WEVA 2009-1921
Chess Processing	WEVA 2009- 476
Chess Processing	WEVA 2009-477
Chess Processing	WEVA 2009-589
Chess Processing	WEVA 2009-776
Chess Processing	WEVA 2010-172
Chess Processing	WEVA 2010-317
Chess Processing	WEVA 2010-46
Chesterfield Prep Plant	WEVA 2008-1277
Chesterfield Prep Plant	WEVA 2009-1315
Chesterfield Prep Plant	WEVA 2009-1800
Chesterfield Prep Plant	WEVA 2009-395
Chesterfield Prep Plant	WEVA 2009-472
Chesterfield Prep Plant	WEVA 2009-473
Chesterfield Prep Plant	WEVA 2010-454
Chesterfield Prep Plant	WEVA 2010-603
Coal Creek Prep Plant	VA 2011-142
Coalgood Crusher/Loadout	KENT 2011-390
Cook Mine	WEVA 2011-374
Delbarton Preparation Plant	WEVA 2008-1052
Delbarton Preparation Plant	WEVA 2008-1053
Delbarton Preparation Plant	WEVA 2009-162
Diamond Energy	WEVA 2008-1587
Diamond Energy	WEVA 2008-704
Diamond Energy	WEVA 2009-1066
Diamond Energy	WEVA 2009-1268
Diamond Energy	WEVA 2009-1458
Diamond Energy	WEVA 2009-1534
Diamond Energy	WEVA 2009-1535
Diamond Energy	WEVA 2009-1641
Diamond Energy	WEVA 2009-1824
Diamond Energy	WEVA 2009-340
Diamond Energy	WEVA 2009-714
Diamond Energy	WEVA 2010-109
Diamond Energy	WEVA 2010-221
Diamond Energy	WEVA 2010-515
Diamond Energy	WEVA 2010-858
Edwight Surface Mine	N/A
Edwight Surface Mine	N/A
Edwight Surface Mine	WEVA 2008-1776
Edwight Surface Mine	WEVA 2009-1644
Edwight Surface Mine	WEVA 2009-1763
Edwight Surface Mine	WEVA 2009-662
Edwight Surface Mine	WEVA 2010-448
Edwight Surface Mine	WEVA 2010-685
Emily Creek Energy	KENT 2009-1495

Emily Creek Energy	KENT 2010-201
Fraley Branch Surface Mine	KENT 2008-443
Fraley Branch Surface Mine	KENT 2009-1472
Fraley Branch Surface Mine	KENT 2010-55
Freeze Fork Surface Mine	N/A
Freeze Fork Surface Mine	WEVA 2008-1250
Freeze Fork Surface Mine	WEVA 2008-468
Freeze Fork Surface Mine	WEVA 2008-727-R
Freeze Fork Surface Mine	WEVA 2008-727-R thru 2008-729-R
Freeze Fork Surface Mine	WEVA 2008-728-R
Freeze Fork Surface Mine	WEVA 2008-729-R
Freeze Fork Surface Mine	WEVA 2009-110
Freeze Fork Surface Mine	WEVA 2009-1497
Freeze Fork Surface Mine	WEVA 2009-1834
Freeze Fork Surface Mine	WEVA 2009-1882
Freeze Fork Surface Mine	WEVA 2009-618
Freeze Fork Surface Mine	WEVA 2009-688
Freeze Fork Surface Mine	WEVA 2009-689
Freeze Fork Surface Mine	WEVA 2009-829;
Freeze Fork Surface Mine	WEVA 2009-935
Grassy Creek No 1	N/A
Grassy Creek No 1	WEVA 2008-1470
Grassy Creek No 1	WEVA 2008-606
Grassy Creek No 1	WEVA 2009-1161
Grassy Creek No 1	WEVA 2009-1162
Grassy Creek No 1	WEVA 2009-1314
Grassy Creek No 1	WEVA 2009-1383
Grassy Creek No 1	WEVA 2009-1559
Grassy Creek No 1	WEVA 2009-1559
Grassy Creek No 1	WEVA 2009-258
Grassy Creek No 1	WEVA 2009-361
Grassy Creek No 1	WEVA 2009-362
Grassy Creek No 1	WEVA 2009-478
Grassy Creek No 1	WEVA 2009-668
Grassy Creek No 1	WEVA 2010-1018
Grassy Creek No 1	WEVA 2010-1720
Grassy Creek No 1	WEVA 2010-1810
Grassy Creek No 1	WEVA 2010-220
Grassy Creek No 1	WEVA 2010-234
Grassy Creek No 1	WEVA 2010-368
Grassy Creek No 1	WEVA 2010-369
Grassy Creek No 1	WEVA 2010-607
Grassy Creek No 1	WEVA 2010-71
Grassy Creek No 1	WEVA 2011-955-R
Hatfield Energy Mine	WEVA 2009-1536
Hatfield Energy Mine	WEVA 2009-1619
Hatfield Energy Mine	WEVA 2009-1939
Hatfield Energy Mine	WEVA 2009-323
Hatfield Energy Mine	WEVA 2009-324
Hatfield Energy Mine	WEVA 2009-677

Hatfield Energy Mine	WEVA 2009-678
Hatfield Energy Mine	WEVA 2009-987
Hatfield Energy Mine	WEVA 2010-117
Hatfield Energy Mine	WEVA 2010-404
Hernshaw Mine	WEVA 2009-1677
Hernshaw Mine	WEVA 2009-221
Hernshaw Mine	WEVA 2009-542
Highland Coal Handling Facility	WEVA 2008-1160
Highland Coal Handling Facility	WEVA 2009-1037
Highland Coal Handling Facility	WEVA 2010-496
Homer III Processing	WEVA 2008-1894
Homer III Processing	WEVA 2009-1435
Homer III Processing	WEVA 2010-209
Hominy Creek Mine	WEVA 2009-1165
Hominy Creek Mine	WEVA 2009-1166
Hominy Creek Mine	WEVA 2009-670
Hominy Creek Mine	WEVA 2010-618
Horse Creek Eagle	N/A
Horse Creek Eagle	WEVA 2009-1308
Horse Creek Eagle	WEVA 2009-1309
Horse Creek Eagle	WEVA 2010-955
Hunter Peerless Mine	WEVA 2009-1505
Hunter Peerless Mine	WEVA 2009-1582
Hunter Peerless Mine	WEVA 2009-1907
Hunter Peerless Mine	WEVA 2010-169
Hunter Peerless Mine	WEVA 2010-324
Jerry Fork Eagle	WEVA 2009-588
Jerry Fork Eagle	N/A
Jerry Fork Eagle	N/A
Jerry Fork Eagle	N/A
Jerry Fork Eagle	WEVA 2008-1124
Jerry Fork Eagle	WEVA 2008-1481
Jerry Fork Eagle	WEVA 2008-1786
Jerry Fork Eagle	WEVA 2009-1127
Jerry Fork Eagle	WEVA 2009-1336
Jerry Fork Eagle	WEVA 2009-1549
Jerry Fork Eagle	WEVA 2009-246
Jerry Fork Eagle	WEVA 2009-587
Jerry Fork Eagle	WEVA 2009-955
Jerry Fork Eagle	WEVA 2010-447
Jerry Fork Eagle	WEVA 2010-55
Jerry Fork Eagle	WEVA 2010-564
Justice #1	WEVA 2007-582
Justice #1	WEVA 2008-1848
Justice #1	WEVA 2009-1068
Justice #1	WEVA 2009-1275
Justice #1	WEVA 2009-1465
Justice #1	WEVA 2009-1649
Justice #1	WEVA 2009-1802
Justice #1	WEVA 2009-1889

Justice #1	WEVA 2009-290
Justice #1	WEVA 2009-291
Justice #1	WEVA 2009-470
Justice #1	WEVA 2009-471
Justice #1	WEVA 2009-639
Justice #1	WEVA 2009-643
Justice #1	WEVA 2009-824
Justice #1	WEVA 2009-981
Justice #1	WEVA 2009-982
Justice #1	WEVA 2010-103
Justice #1	WEVA 2010-104
Justice #1	WEVA 2010-1234
Justice #1	WEVA 2010-1560
Justice #1	WEVA 2010-1568
Justice #1	WEVA 2010-210
Justice #1	WEVA 2010-334
Justice #1	WEVA 2010-455
Justice #1	WEVA 2010-583
Justice #1	WEVA 2010-697
Justice #1	WEVA 2010-698
Justice #1	WEVA 2010-836
Justice #1	WEVA 2011-392
Justice #1	WEVA 2011-402-R
Justice #1	WEVA 2011-403-R
Laurel Coalburg Tunnel Mine	WEVA 2009-1848
Laurel Coalburg Tunnel Mine	WEVA 2009-855
Laurel Coalburg Tunnel Mine	WEVA 2010-114
Laurel Coalburg Tunnel Mine	WEVA 2010-1934
Laurel Coalburg Tunnel Mine	WEVA 2010-1935
Laurel Coalburg Tunnel Mine	WEVA 2010-281
Laurel Coalburg Tunnel Mine	WEVA 2010-482
Laurel Coalburg Tunnel Mine	WEVA 2010-614
Laurel Creek/Spirit Mine	WEVA 2007-663
Laurel Creek/Spirit Mine	WEVA 2007-664
Laurel Creek/Spirit Mine	WEVA 2010-499
Liberty Processing	WEVA 2008-1820
Liberty Processing	WEVA 2009-1645
Liberty Processing	WEVA 2009-822
Liberty Processing	WEVA 2009-823
Liberty Processing	WEVA 2009-969
Liberty Processing	WEVA 2010-1128
Liberty Processing	WEVA 2010-1215
Liberty Processing	WEVA 2010-333
Liberty Processing	WEVA 2010-582
Liberty Processing	WEVA 2010-68
Long Fork Preparation Plant	KENT 2008-609
Long Fork Preparation Plant	KENT 2008-633
Long Fork Preparation Plant	KENT 2009-1339
Long Fork Preparation Plant	KENT 2009-374
Long Fork Preparation Plant	KENT 2009-375

Long Fork Preparation Plant	KENT 2010-1161
Long Fork Preparation Plant	KENT 2010-1162
Long Fork Preparation Plant	KENT 2010-1234
Long Fork Preparation Plant	KENT 2010-1235
Long Fork Preparation Plant	KENT 2010-1236
Long Fork Preparation Plant	KENT 2010-1409
Long Fork Preparation Plant	KENT 2010-1410
Long Fork Preparation Plant	KENT 2010-169
Long Fork Preparation Plant	KENT 2010-30
Long Fork Preparation Plant	KENT 2010-31
Long Fork Preparation Plant	KENT 2010-526
Long Fork Preparation Plant	KENT 2010-880
Long Fork Preparation Plant	KENT 2011-4
Long Pole Energy Mine	KENT 2010-131
Long Pole Energy Mine	KENT 2011-131
Love Branch South	KENT 2008-1268
Love Branch South	KENT 2008-512
Love Branch South	KENT 2009-1035
Love Branch South	KENT 2009-1280
Love Branch South	KENT 2009-1515
Love Branch South	KENT 2010-1137
Love Branch South	KENT 2010-195
Love Branch South	KENT 2010-196
Love Branch South	KENT 2010-354
Love Branch South	KENT 2010-355
Love Branch South	KENT 2010-384
Love Branch South	KENT 2010-577
Love Branch South	KENT 2010-66
Love Branch South	KENT 2010-69
Love Branch South	KENT 2010-720
Love Branch South	KENT 2010-843
Love Branch South	KENT 2010-963
Love Branch South	KENT 2011-132
Love Branch South	KENT 2011-133
Love Branch South	N/A
Love Branch South	KENT 2009-1446
Love Branch South	KENT 2009-1523-R
Love Branch South	KENT 2009-1524-R
Mammoth #2 Gas	N/A
Mammoth #2 Gas	N/A
Mammoth #2 Gas	WEVA 2008-1653
Mammoth #2 Gas	WEVA 2008-1654
Mammoth #2 Gas	WEVA 2008-1655
Mammoth #2 Gas	WEVA 2009-1295
Mammoth #2 Gas	WEVA 2009-1296
Mammoth #2 Gas	WEVA 2009-1826
Mammoth #2 Gas	WEVA 2010-178
Mammoth #2 Gas	WEVA 2010-1933
Mammoth #2 Gas	WEVA 2010-277

Mammoth #2 Gas	WEVA 2010-483
Mammoth Coal Processing PI and RIV Tipple	WEVA 2010-295
Marsh Fork Mine	WEVA 2009-269
Massey HWM #11	KENT 2011-10
Meade Branch Surface	KENT 2010-1564
Mine #1 (Clean Energy)	N/A
Mine #1 (Clean Energy)	KENT 2008-1444
Mine #1 (Clean Energy)	KENT 2008-1458
Mine #1 (Clean Energy)	KENT 2008-538
Mine #1 (Clean Energy)	KENT 2009-102
Mine #1 (Clean Energy)	KENT 2009-1040
Mine #1 (Clean Energy)	KENT 2009-1102
Mine #1 (Clean Energy)	KENT 2009-1152
Mine #1 (Clean Energy)	KENT 2009-1274
Mine #1 (Clean Energy)	KENT 2009-1448
Mine #1 (Clean Energy)	KENT 2009-566
Mine #1 (Clean Energy)	KENT 2009-901
Mine #1 (Clean Energy)	KENT 2009-925
Mine #1 (Clean Energy)	KENT 2010-1038
Mine #1 (Clean Energy)	KENT 2010-1168
Mine #1 (Clean Energy)	KENT 2010-1169
Mine #1 (Clean Energy)	KENT 2010-1258
Mine #1 (Clean Energy)	KENT 2010-1443
Mine #1 (Clean Energy)	KENT 2010-1444
Mine #1 (Clean Energy)	KENT 2010-1532
Mine #1 (Clean Energy)	KENT 2010-1533
Mine #1 (Clean Energy)	KENT 2010-177
Mine #1 (Clean Energy)	KENT 2010-178
Mine #1 (Clean Energy)	KENT 2010-304
Mine #1 (Clean Energy)	KENT 2010-49
Mine #1 (Clean Energy)	KENT 2010-50
Mine #1 (Clean Energy)	KENT 2010-552
Mine #1 (Clean Energy)	KENT 2010-553
Mine #1 (Clean Energy)	KENT 2010-966
Mine #1 (Clean Energy)	KENT 2010-967
Mine #1 (Clean Energy)	KENT 2011-14
Mine #1 (Clean Energy)	KENT 2011-78
Mine #1 (Clean Energy)	N/A
Mine #1 (Clean Energy)	N/A
Mine #1 (Clean Energy)	N/A
Mine #1 (Freedom Energy)	KENT 2008-1019
Mine #1 (Freedom Energy)	KENT 2008-1020
Mine #1 (Freedom Energy)	KENT 2008-1132
Mine #1 (Freedom Energy)	KENT 2008-1133
Mine #1 (Freedom Energy)	KENT 2008-1399
Mine #1 (Freedom Energy)	KENT 2008-1400
Mine #1 (Freedom Energy)	KENT 2008-1531
Mine #1 (Freedom Energy)	KENT 2008-1532
Mine #1 (Freedom Energy)	KENT 2008-1535-R
Mine #1 (Freedom Energy)	KENT 2008-1605

Mine #1 (Freedom Energy)	KENT 2008-365
Mine #1 (Freedom Energy)	KENT 2008-366
Mine #1 (Freedom Energy)	KENT 2009-1146
Mine #1 (Freedom Energy)	KENT 2009-1177
Mine #1 (Freedom Energy)	KENT 2009-1297
Mine #1 (Freedom Energy)	KENT 2009-1341
Mine #1 (Freedom Energy)	KENT 2009-1351
Mine #1 (Freedom Energy)	KENT 2009-1371
Mine #1 (Freedom Energy)	KENT 2009-325
Mine #1 (Freedom Energy)	KENT 2009-326
Mine #1 (Freedom Energy)	KENT 2009-670
Mine #1 (Freedom Energy)	KENT 2009-686
Mine #1 (Freedom Energy)	KENT 2009-687
Mine #1 (Freedom Energy)	KENT 2009-705
Mine #1 (Freedom Energy)	KENT 2009-72
Mine #1 (Freedom Energy)	KENT 2009-73
Mine #1 (Freedom Energy)	KENT 2009-785
Mine #1 (Freedom Energy)	KENT 2009-924
Mine #1 (Freedom Energy)	KENT 2010-1069
Mine #1 (Freedom Energy)	KENT 2010-1070
Mine #1 (Freedom Energy)	KENT 2010-1175
Mine #1 (Freedom Energy)	KENT 2010-1259
Mine #1 (Freedom Energy)	KENT 2010-1260
Mine #1 (Freedom Energy)	KENT 2010-1541
Mine #1 (Freedom Energy)	KENT 2010-1542
Mine #1 (Freedom Energy)	KENT 2010-1582-R
Mine #1 (Freedom Energy)	KENT 2010-1583-R
Mine #1 (Freedom Energy)	KENT 2010-1584-R
Mine #1 (Freedom Energy)	KENT 2010-1585-R
Mine #1 (Freedom Energy)	KENT 2010-1586-R
Mine #1 (Freedom Energy)	KENT 2010-1587-R
Mine #1 (Freedom Energy)	KENT 2010-1588-R
Mine #1 (Freedom Energy)	KENT 2010-1589-R
Mine #1 (Freedom Energy)	KENT 2010-1590-R
Mine #1 (Freedom Energy)	KENT 2010-1591-R
Mine #1 (Freedom Energy)	KENT 2010-1592-R
Mine #1 (Freedom Energy)	KENT 2010-1593-R
Mine #1 (Freedom Energy)	KENT 2010-1594-R
Mine #1 (Freedom Energy)	KENT 2010-1595-R
Mine #1 (Freedom Energy)	KENT 2010-174
Mine #1 (Freedom Energy)	KENT 2010-204
Mine #1 (Freedom Energy)	KENT 2010-358
Mine #1 (Freedom Energy)	KENT 2010-449
Mine #1 (Freedom Energy)	KENT 2010-450
Mine #1 (Freedom Energy)	KENT 2010-565
Mine #1 (Freedom Energy)	KENT 2010-566
Mine #1 (Freedom Energy)	KENT 2010-64
Mine #1 (Freedom Energy)	KENT 2010-65
Mine #1 (Freedom Energy)	KENT 2010-775
Mine #1 (Freedom Energy)	KENT 2010-776

Mine #1 (Freedom Energy)	KENT 2010-924
Mine #1 (Freedom Energy)	KENT 2010-925
Mine #1 (Freedom Energy)	KENT 2011-198
Mine #1 (Freedom Energy)	KENT 2011-302
Mine #1 (Freedom Energy)	KENT-2010-1352-R
Mine #1 (Freedom Energy)	KENT-2010-1406
Mine #1 (Freedom Energy)	KENT-2010-1407
Mine #1 (Freedom Energy)	N/A
Mine #1 (Freedom Energy)	N/A
Mine #1 (Freedom Energy)	N/A
Mine #1 (Freedom Energy)	N/A
Mine #1 (Rockhouse Energy)	Flagrant Citation/Seals - Case No. 209419
Mine #1 (Rockhouse Energy)	KENT 2007-1570
Mine #1 (Rockhouse Energy)	KENT 2007-248
Mine #1 (Rockhouse Energy)	KENT 2007-249
Mine #1 (Rockhouse Energy)	KENT 2007-280
Mine #1 (Rockhouse Energy)	KENT 2007-75
Mine #1 (Rockhouse Energy)	KENT 2008-1273
Mine #1 (Rockhouse Energy)	KENT 2008-1363
Mine #1 (Rockhouse Energy)	KENT 2008-1446
Mine #1 (Rockhouse Energy)	KENT 2008-1618
Mine #1 (Rockhouse Energy)	KENT 2008-970
Mine #1 (Rockhouse Energy)	KENT 2009-1257
Mine #1 (Rockhouse Energy)	KENT 2009-534
Mine #1 (Rockhouse Energy)	KENT 2009-535
Mine #1 (Rockhouse Energy)	KENT 2009-601
Mine #1 (Rockhouse Energy)	KENT 2009-904
Mine #1 (Rockhouse Energy)	KENT 2009-992
Mine #1 (Rockhouse Energy)	KENT 2010-1042
Mine #1 (Rockhouse Energy)	KENT 2010-1174
Mine #1 (Rockhouse Energy)	KENT 2010-1254
Mine #1 (Rockhouse Energy)	KENT 2010-1408
Mine #1 (Rockhouse Energy)	KENT 2010-190
Mine #1 (Rockhouse Energy)	KENT 2010-191
Mine #1 (Rockhouse Energy)	KENT 2010-352
Mine #1 (Rockhouse Energy)	KENT 2010-353
Mine #1 (Rockhouse Energy)	KENT 2010-429
Mine #1 (Rockhouse Energy)	KENT 2010-567
Mine #1 (Rockhouse Energy)	KENT 2010-67
Mine #1 (Rockhouse Energy)	KENT 2010-68
Mine #1 (Rockhouse Energy)	KENT 2010-882
Mine #1 (Rockhouse Energy)	KENT 2010-883
Mine #1 (Rockhouse Energy)	KENT 2011-195
Mine #1 (Rockhouse Energy)	N/A
Mine #1 (Solid Energy)	KENT 2008-1562
Mine #1 (Solid Energy)	KENT 2008-555
Mine #1 (Solid Energy)	KENT 2009-1268
Mine #1 (Solid Energy)	KENT 2009-620
Mine #1 (Solid Energy)	KENT 2010-1005
Mine #1 (Solid Energy)	KENT 2010-1165

Mine #1 (Solid Energy)	KENT 2010-1237
Mine #1 (Solid Energy)	KENT 2010-198
Mine #1 (Solid Energy)	KENT 2010-312
Mine #1 (Solid Energy)	KENT 2010-424
Mine #1 (Solid Energy)	KENT 2010-532
Mine #1 (Solid Energy)	KENT 2010-881
Mine #1 (Solid Energy)	KENT 2011-193
Mine No 1 (Stillhouse Mining)	KENT 2007-309
Mine No 1 (Stillhouse Mining)	KENT 2009-116
Mine No 2 (Big Laurel Mining)	N/A
Mine No 2 (Big Laurel Mining)	N/A
Mine No 2 (Big Laurel Mining)	N/A
Mine No 2 (Big Laurel Mining)	N/A
Mine No 2 (Big Laurel Mining)	VA 2008-118
Mine No 2 (Big Laurel Mining)	VA 2008-119
Mine No 2 (Big Laurel Mining)	VA 2008-35
Mine No 2 (Big Laurel Mining)	VA 2008-67
Mine No 2 (Big Laurel Mining)	VA 2009-146
Mine No 2 (Big Laurel Mining)	VA 2009-233
Mine No 2 (Big Laurel Mining)	VA 2009-276
Mine No 2 (Big Laurel Mining)	VA 2010-174
Mine No 2 (Big Laurel Mining)	VA 2010-175
Mine No 2 (Big Laurel Mining)	VA 2010-292
Mine No 2 (Big Laurel Mining)	VA 2010-604
Mine No 4 (North Fork)	KENT 2008-1195
Mine No 4 (North Fork)	KENT 2008-1309
Mine No 4 (North Fork)	KENT 2009-1187
Mine No 4 (North Fork)	KENT 2009-1443
Mine No 4 (North Fork)	KENT 2009-605
Mine No 4 (North Fork)	KENT 2009-772
Mine No. 1 (Osaka Mining)	VA 2011-105
Mine No. 1 (Panther Mining)	KENT 2008-1473
Mine No. 4 (Dorchester)	VA 2010-172
Mine No. 4 (Dorchester)	VA 2010-221
Moore Processing	KENT 2011-6
MTR Surface Mine	KENT 2010-1563
MTR Surface Mine	KENT 2010-308
MTR Surface Mine	KENT 2010-425
MTR Surface Mine	KENT 2010-529
MTR Surface Mine	KENT 2010-907
MTR Wolf Creek Mine	KENT 2010-1411
MTR Wolf Creek Mine	KENT 2010-1563
MTR Wolf Creek Mine	KENT 2010-317
MTR Wolf Creek Mine	KENT 2010-907
New Ridge Mining Company	KENT 2010-1445
New Ridge Mining Company	KENT 2010-1534
New Ridge Mining Company	KENT 2010-51
No 1 (M 3 Energy)	KENT 2009-1101
No 1 (M 3 Energy)	KENT 2009-1153
No 1 (M 3 Energy)	KENT 2009-1465

No 1 (M 3 Energy)	KENT 2009-1493
No 1 (M 3 Energy)	KENT 2009-1494
No 1 (M 3 Energy)	KENT 2009-674
No 1 (M 3 Energy)	KENT 2009-675
No 1 (M 3 Energy)	KENT 2009-912
No 1 (M 3 Energy)	KENT 2010-1041
No 1 (M 3 Energy)	KENT 2010-1395-R, -1396-R, -1397-R
No 1 (M 3 Energy)	KENT 2010-1405
No 1 (M 3 Energy)	KENT 2010-1537
No 1 (M 3 Energy)	KENT 2010-1538
No 1 (M 3 Energy)	KENT 2010-184
No 1 (M 3 Energy)	KENT 2010-316
No 1 (M 3 Energy)	KENT 2010-33
No 1 (M 3 Energy)	KENT 2010-443
No 1 (M 3 Energy)	KENT 2010-556
No 1 (M 3 Energy)	KENT 2010-58
No 1 (M 3 Energy)	KENT 2010-59
No 1 (M 3 Energy)	KENT 2010-751
No 1 (M 3 Energy)	KENT 2010-919
No 1 (M 3 Energy)	KENT 2011-18
No 1 Surface (Alex Energy)	Case No. 176038
No 1 Surface (Alex Energy)	Case No. 211958
No 1 Surface (Alex Energy)	WEVA 2008-1467
No 1 Surface (Alex Energy)	WEVA 2009-1666-R
No 1 Surface (Alex Energy)	WEVA 2009-1667-R
No 1 Surface (Alex Energy)	WEVA 2009-1668-R
No 1 Surface (Alex Energy)	WEVA 2009-589
No 1 Surface (Alex Energy)	WEVA 2009-785
No 1 Surface (Alex Energy)	WEVA 2009-873 WEVA 2009-156-R
No 1 Surface (Alex Energy)	WEVA 2009-954
No 1 Surface (Alex Energy)	WEVA 2010-98
No 130 Mine	WEVA 2007-829
No 130 Mine	WEVA 2008-1207-R thru 2008-1209-R
No 130 Mine	WEVA 2008-1649
No 130 Mine	WEVA 2008-291
No 130 Mine	WEVA 2008-78
No 130 Mine	WEVA 2009-1823
No 130 Mine	WEVA 2009-852
No 130 Mine	WEVA 2010-107
No 130 Mine	WEVA 2010-219
No 130 Mine	WEVA 2010-296
No. 1 (Process Energy)	KENT 2008-1442
No. 1 (Process Energy)	KENT 2008-1443
No. 1 (Process Energy)	KENT 2009-1148
No. 1 (Process Energy)	KENT 2009-1275
No. 1 (Process Energy)	KENT 2009-369
No. 1 (Process Energy)	KENT 2009-397
No. 1 (Process Energy)	KENT 2009-917
No. 1 (Process Energy)	KENT 2010-1040
No. 1 (Process Energy)	KENT 2010-1172

No. 1 (Process Energy)	KENT 2010-1338
No. 1 (Process Energy)	KENT 2010-1412
No. 1 (Process Energy)	KENT 2010-1536
No. 1 (Process Energy)	KENT 2010-315
No. 1 (Process Energy)	KENT 2010-442
No. 1 (Process Energy)	KENT 2010-555
No. 1 (Process Energy)	KENT 2010-56
No. 1 (Process Energy)	KENT 2010-57
No. 1 (Process Energy)	KENT 2010-573
No. 1 (Process Energy)	KENT 2010-774
No. 1 (Process Energy)	KENT 2011-17
No. 1 (Process Energy)	KENT 2011-255-R
No. 1 (Process Energy)	KENT 2011-256-R
No. 1 (Process Energy)	KENT 2011-364
North Surface Mine	WEVA 2009-554
North Surface Mine	WEVA 2009-555
North Surface Mine	WEVA 2009-603
North Surface Mine	WEVA 2009-604
Parker Peerless Mine	WEVA 2009-1381
Parker Peerless Mine	WEVA 2009-1391
Parker Peerless Mine	WEVA 2009-1438
Parker Peerless Mine	WEVA 2009-1693
Parker Peerless Mine	WEVA 2009-1799
Parker Peerless Mine	WEVA 2009-272
Parker Peerless Mine	WEVA 2009-273
Parker Peerless Mine	WEVA 2009-453
Parker Peerless Mine	WEVA 2009-552
Parker Peerless Mine	WEVA 2009-553
Parker Peerless Mine	WEVA 2009-9
Parker Peerless Mine	WEVA 2010-325
Parker Peerless Mine	WEVA 2010-40
Parker Peerless Mine	WEVA 2010-616
Plant No 1	WEVA 2009-1938
Pocahontas Mine	N/A
Pocahontas Mine	WEVA 2010-115
Pocahontas Mine	WEVA 2010-1342
Pocahontas Mine	WEVA 2010-615
Pocahontas Mine	WEVA 2011-388
Power Mountain Processing	WEVA 2008-980
Power Mountain Processing	WEVA 2010-1116
Power Mountain Processing	WEVA 2010-205
Power Mountain Processing	WEVA 2010-699
Preparation Plant (Goals)	WEVA 2008-1050
Preparation Plant (Goals)	WEVA 2009-1902
Preparation Plant (Martin County)	KENT 2010-1559
Preparation Plant (Martin County)	KENT 2010-200
Preparation Plant (Martin County)	KENT 2011-135
Preparation Plant (Stirrat)	WEVA 2009-154
Preparation Plant (Stirrat)	WEVA 2009-155
Preparation Plant (Stirrat)	WEVA 2009-306

Randolph Mine	N/A
Randolph Mine	N/A
Randolph Mine	WEVA 2009-1278
Randolph Mine	WEVA 2009-1279
Randolph Mine	WEVA 2009-1365
Randolph Mine	WEVA 2009-1456
Randolph Mine	WEVA 2009-1655
Randolph Mine	WEVA 2009-1656
Randolph Mine	WEVA 2009-1811
Randolph Mine	WEVA 2009-294
Randolph Mine	WEVA 2009-464
Randolph Mine	WEVA 2009-489
Randolph Mine	WEVA 2009-490
Randolph Mine	WEVA 2009-607
Randolph Mine	WEVA 2009-818
Randolph Mine	WEVA 2009-980
Randolph Mine	WEVA 2010-1014
Randolph Mine	WEVA 2010-1144
Randolph Mine	WEVA 2010-1425
Randolph Mine	WEVA 2010-377
Randolph Mine	WEVA 2010-465
Randolph Mine	WEVA 2010-588
Randolph Mine	WEVA 2010-589
Randolph Mine	WEVA 2010-72
Randolph Mine	WEVA 2010-73
Randolph Mine	WEVA 2011-398-R
Randolph Mine	WEVA 2011-399-R
Randolph Mine	WEVA 2011-959-R, 2011-960-R
Red Cedar Surface Mine	WEVA 2009-1005
Red Cedar Surface Mine	WEVA 2009-332
Red Cedar Surface Mine	WEVA 2009-853
Red Cedar Surface Mine	WEVA 2009-854
Red Cedar Surface Mine	WEVA 2010-108
Republic Energy	WEVA 2008-1843
Republic Energy	WEVA 2009-724
Republic Energy	WEVA 2010-186
Republic Energy	WEVA 2010-222
Republic Energy	WEVA 2010-51
Republic Energy	WEVA 2010-563
Republic Energy	WEVA 2010-668
Right Fork Splint	KENT 2010-1043
Right Fork Splint	KENT 2010-1565
Road Fork #51 Mine	N/A
Road Fork #51 Mine	N/A
Road Fork #51 Mine	N/A
Road Fork #51 Mine	N/A
Road Fork #51 Mine	N/A
Road Fork #51 Mine	WEVA 2008-1112
Road Fork #51 Mine	WEVA 2009-1065
Road Fork #51 Mine	WEVA 2009-1433

Road Fork #51 Mine	WEVA 2009-1434
Road Fork #51 Mine	WEVA 2009-1533
Road Fork #51 Mine	WEVA 2009-1640
Road Fork #51 Mine	WEVA 2009-1941
Road Fork #51 Mine	WEVA 2009-334
Road Fork #51 Mine	WEVA 2009-335
Road Fork #51 Mine	WEVA 2009-510
Road Fork #51 Mine	WEVA 2009-691
Road Fork #51 Mine	WEVA 2009-692
Road Fork #51 Mine	WEVA 2009-693
Road Fork #51 Mine	WEVA 2010-106
Road Fork #51 Mine	WEVA 2010-1147
Road Fork #51 Mine	WEVA 2010-1290
Road Fork #51 Mine	WEVA 2010-1440
Road Fork #51 Mine	WEVA 2010-1442
Road Fork #51 Mine	WEVA 2010-1683
Road Fork #51 Mine	WEVA 2010-687
Road Fork #51 Mine	WEVA 2010-890
Road Fork #51 Mine	WEVA 2011-378
Road Fork #51 Mine	WEVA 2011-953-R, 2011-954-R
Round Bottom Surface Mine	KENT 2010-1576
Roundbottom Powellton Deep Mine	N/A
Roundbottom Powellton Deep Mine	N/A
Roundbottom Powellton Deep Mine	WEVA 2008-1307
Roundbottom Powellton Deep Mine	WEVA 2008-1543
Roundbottom Powellton Deep Mine	WEVA 2008-1703
Roundbottom Powellton Deep Mine	WEVA 2008-409
Roundbottom Powellton Deep Mine	WEVA 2008-711
Roundbottom Powellton Deep Mine	WEVA 2009-1133
Roundbottom Powellton Deep Mine	WEVA 2009-1337
Roundbottom Powellton Deep Mine	WEVA 2009-1769
Roundbottom Powellton Deep Mine	WEVA 2009-1905
Roundbottom Powellton Deep Mine	WEVA 2009-1906
Roundbottom Powellton Deep Mine	WEVA 2009-505
Roundbottom Powellton Deep Mine	WEVA 2009-621
Roundbottom Powellton Deep Mine	WEVA 2009-782
Roundbottom Powellton Deep Mine	WEVA 2009-783
Roundbottom Powellton Deep Mine	WEVA 2009-877
Roundbottom Powellton Deep Mine	WEVA 2009-96
Roundbottom Powellton Deep Mine	WEVA 2010-174
Roundbottom Powellton Deep Mine	WEVA 2010-323
Roundbottom Powellton Deep Mine	WEVA 2010-458
Roundbottom Powellton Deep Mine	WEVA 2010-53
Roundbottom Powellton Deep Mine	WEVA 2010-54
Ruby Energy	WEVA 2010-512-R
Ruby Energy	N/A
Ruby Energy	WEVA 2008-1756
Ruby Energy	WEVA 2008-461
Ruby Energy	WEVA 2009-1085

Ruby Energy	WEVA 2009-1086
Ruby Energy	WEVA 2009-1125
Ruby Energy	WEVA 2009-1126
Ruby Energy	WEVA 2009-1353
Ruby Energy	WEVA 2009-1510
Ruby Energy	WEVA 2009-1694
Ruby Energy	WEVA 2009-1874
Ruby Energy	WEVA 2009-1942
Ruby Energy	WEVA 2009-1943
Ruby Energy	WEVA 2009-333
Ruby Energy	WEVA 2009-403
Ruby Energy	WEVA 2009-697
Ruby Energy	WEVA 2009-698
Ruby Energy	WEVA 2009-821
Ruby Energy	WEVA 2010-1010
Ruby Energy	WEVA 2010-113
Ruby Energy	WEVA 2010-1296
Ruby Energy	WEVA 2010-1688
Ruby Energy	WEVA 2010-181
Ruby Energy	WEVA 2010-182
Ruby Energy	WEVA 2010-280
Ruby Energy	WEVA 2010-348 thru 2010-352
Ruby Energy	WEVA 2010-378-R
Ruby Energy	WEVA 2010-401-R thru 2010-403
Ruby Energy	WEVA 2010-460
Ruby Energy	WEVA 2010-461
Ruby Energy	WEVA 2010-462
Ruby Energy	WEVA 2010-601
Ruby Energy	WEVA 2010-602
Ruby Energy	WEVA 2010-860
Ruby Energy	WEVA 2011-961-R
Ruby Energy	WEVA 2011-962-R
Ruby Energy	WEVA 2011-963-R
Ruby Energy	WEVA 2011-964-R
Ruby Energy	WEVA 2011-965-R
Ruby Energy	WEVA 2011-966-R
Ruby Energy	WEVA 2011-967-R
Ruby Energy	WEVA 2011-968-R
Ruby Energy	WEVA 2011-969-R
Ruby Energy	WEVA 2011-970-R
Ruby Energy	WEVA 2011-971-R
Ruby Energy	WEVA 2011-972-R
Ruby Energy	WEVA 2011-973-R
Ruby Energy	WEVA 2011-974-R
Ruby Energy	WEVA 2011-975-R
Ruby Energy	WEVA 2011-976-R
Ruby Energy	WEVA 2011-977-R
Ruby Energy	WEVA 2011-978-R
Ruby Energy	WEVA 2011-979-R
Ruby Energy	WEVA 2011-980-R

Ruby Energy	WEVA 2011-981-R
Ruby Energy	WEVA 2011-982-R
Ruby Energy	WEVA 2011-983-R
Ruby Energy	WEVA 2011-984-R
Rum Creek Preparation Plant	WEVA 2008-1647
Rum Creek Preparation Plant	WEVA 2009-1160
Rum Creek Preparation Plant	WEVA 2009-121
Rum Creek Preparation Plant	WEVA 2009-1386
Rum Creek Preparation Plant	WEVA 2009-1661
Rum Creek Preparation Plant	WEVA 2009-1923
Rum Creek Preparation Plant	WEVA 2009-672
Rum Creek Preparation Plant	WEVA 2009-690
Seng Creek Powellton	WEVA 2009-1113
Seng Creek Powellton	WEVA 2009-1589
Seng Creek Powellton	WEVA 2010-232
Seng Creek Powellton	WEVA 2010-322
Seng Creek Powellton	WEVA 2010-450
Seng Creek Powellton	WEVA 2010-611
Seng Creek Powellton	WEVA 2010-731
Seng Creek Powellton	WEVA 2010-838
Seng Creek Powellton	N/A
Seng Creek Powellton	WEVA 2011-956-R
Shadrick 5 Block	WEVA 2009-1457
Shadrick 5 Block	WEVA 2009-1930
Shadrick 5 Block	WEVA 2010-101
Shadrick 5 Block	WEVA 2010-119
Shadrick 5 Block	WEVA 2010-1931
Shadrick 5 Block	WEVA 2010-306
Shadrick 5 Block	WEVA 2010-619
Sidney Coal Company, Inc.	N/A
Sidney Trucking	N/A
Slabcamp	WEVA 2010-116
Slabcamp	WEVA 2010-504
Slabcamp	WEVA 2010-617
Slip Ridge Cedar Grove Mine	WEVA 2008-1587
Slip Ridge Cedar Grove Mine	WEVA 2010-1030-D
Slip Ridge Cedar Grove Mine	WEVA 2011-958-R
Spartan Mining Company	N/A
Spartan Mining Company	N/A
Sprouse Creek Processing	WEVA 2010-332
Stockton Mine	WEVA 2009-1845
Stockton Mine	WEVA 2010-177
Stockton Mine	WEVA 2010-279
Stockton Mine	WEVA 2010-613
Superior Surface Mine	WEVA 2008-1431
Superior Surface Mine	WEVA 2008-1617
Superior Surface Mine	WEVA 2008-1773
Superior Surface Mine	WEVA 2008-1774
Superior Surface Mine	WEVA 2009-780
Superior Surface Mine	WEVA 2009-936

Superior Surface Mine	WEVA 2009-99
Talon Loadout	WEVA 2010-162
Taylor Fork Energy	KENT 2006-501
Taylor Fork Energy	KENT 2007-39
Taylor Fork Energy	KENT 2008-756
Taylor Fork Energy	KENT 2009-1034
Taylor Fork Energy	KENT 2009-111
Taylor Fork Energy	KENT 2009-1147
Taylor Fork Energy	KENT 2009-1267
Taylor Fork Energy	KENT 2009-1424
Taylor Fork Energy	KENT 2009-1500
Taylor Fork Energy	KENT 2009-685
Taylor Fork Energy	KENT 2009-902
Taylor Fork Energy	KENT 2010-1039
Taylor Fork Energy	KENT 2010-1171
Taylor Fork Energy	KENT 2010-1446
Taylor Fork Energy	KENT 2010-1535
Taylor Fork Energy	KENT 2010-1647-R
Taylor Fork Energy	KENT 2010-180
Taylor Fork Energy	KENT 2010-314
Taylor Fork Energy	KENT 2010-448
Taylor Fork Energy	KENT 2010-52
Taylor Fork Energy	KENT 2010-53
Taylor Fork Energy	KENT 2010-554
Taylor Fork Energy	KENT 2010-915
Taylor Fork Energy	KENT 2011-15
Taylor Fork Energy	KENT 2011-16
Tiller No 1	VA 2008-400
Tiller No 1	VA 2009-101
Tiller No 1	VA 2009-140
Tiller No 1	VA 2009-169
Tiller No 1	VA 2009-26
Tiller No 1	VA 2009-262
Tiller No 1	VA 2009-27
Tiller No 1	VA 2009-354
Tiller No 1	VA 2009-417
Tiller No 1	VA 2010-121
Tiller No 1	VA 2010-16
Tiller No 1	VA 2010-166
Tiller No 1	VA 2010-212
Tiller No 1	VA 2010-213
Tiller No 1	VA 2010-255
Tiller No 1	VA 2010-256
Tiller No 1	VA 2010-257
Tiller No 1	VA 2010-355
Tiller No 1	VA 2010-417
Tiller No 1	VA 2010-418
Tiller No 1	VA 2010-419
Tiller No 1	VA 2010-420
Tiller No 1	VA 2010-445

Tiller No 1	VA 2010-547
Tiller No 1	VA 2010-548
Tiller No 1	VA 2010-549
Tiller No 1	VA 2010-56
Tiller No 1	VA 2011-133-R
Tiller No 1	VA 2011-134-R
Tiller No 1	VA 2011-135-R
Tiller No 1	VA 2011-136-R
Tiller No 1	VA 2011-137-R
Tiller No 1	VA 2011-141
Tiller No 1	VA 2011-82
Tiller No 1	VA 2011-83
Tower Mountain	WEVA 2008-1351
Tower Mountain	WEVA 2009-123
Tower Mountain	WEVA 2009-1808
Tower Mountain	WEVA 2009-202
Tower Mountain	WEVA 2009-832
Trace Fork Surface Mine	WEVA 2010-572
Triumph Mine	KENT 2009-1288
Triumph Mine	KENT 2010-1046
Triumph Mine	KENT 2010-1255
Triumph Mine	KENT 2010-1413
Triumph Mine	KENT 2010-1574
Triumph Mine	KENT 2010-1575
Triumph Mine	KENT 2010-486
Triumph Mine	KENT 2010-487
Triumph Mine	KENT 2010-778
Triumph Mine	KENT 2010-926
Triumph Mine	KENT 2010-93
Triumph Mine	KENT 2010-94
Triumph Mine	KENT 2011-196
Triumph Mine	KENT 2011-197
Triumph Mine	KENT 2011-392
Triumph Mine	KENT 2011-8
Triumph Mine	N/A
Twilight MTR Surface Mine	WEVA 2000-1919
Twilight MTR Surface Mine	WEVA 2007-835
Twilight MTR Surface Mine	WEVA 2008-168
Twilight MTR Surface Mine	WEVA 2008-41
Twilight MTR Surface Mine	WEVA 2009-1780
Twilight MTR Surface Mine	WEVA 2009-1912
Twilight MTR Surface Mine	WEVA 2010-221
Twilight MTR Surface Mine	WEVA 2010-231
Twilight MTR Surface Mine	WEVA 2010-320
Twilight MTR Surface Mine	WEVA 2010-565
Twilight MTR Surface Mine	WEVA 2010-684
Upper Big Branch Mine-South	N/A
Upper Big Branch Mine Raw Coal Facility	WEVA 2008-887
Upper Big Branch Mine-South	WEVA 2007-460

Upper Big Branch Mine-South	WEVA 2007-470
Upper Big Branch Mine-South	WEVA 2007-576
Upper Big Branch Mine-South	WEVA 2007-608
Upper Big Branch Mine-South	WEVA 2007-672
Upper Big Branch Mine-South	WEVA 2007-767
Upper Big Branch Mine-South	WEVA 2008-1825
Upper Big Branch Mine-South	WEVA 2008-249
Upper Big Branch Mine-South	WEVA 2008-888
Upper Big Branch Mine-South	WEVA 2008-889
Upper Big Branch Mine-South	WEVA 2008-890
Upper Big Branch Mine-South	WEVA 2008-891
Upper Big Branch Mine-South	WEVA 2008-892
Upper Big Branch Mine-South	WEVA 2009-1129
Upper Big Branch Mine-South	WEVA 2009-1130
Upper Big Branch Mine-South	WEVA 2009-129
Upper Big Branch Mine-South	WEVA 2009-1375
Upper Big Branch Mine-South	WEVA 2009-1839
Upper Big Branch Mine-South	WEVA 2009-1840
Upper Big Branch Mine-South	WEVA 2009-1928
Upper Big Branch Mine-South	WEVA 2009-1929
Upper Big Branch Mine-South	WEVA 2009-281
Upper Big Branch Mine-South	WEVA 2009-282
Upper Big Branch Mine-South	WEVA 2009-283
Upper Big Branch Mine-South	WEVA 2009-370
Upper Big Branch Mine-South	WEVA 2009-831
Upper Big Branch Mine-South	WEVA 2009-970
Upper Big Branch Mine-South	WEVA 2010-1080-R
Upper Big Branch Mine-South	WEVA 2010-1190-R
Upper Big Branch Mine-South	WEVA 2010-1213
Upper Big Branch Mine-South	WEVA 2010-1249-R thru 2010-1279-R
Upper Big Branch Mine-South	WEVA 2010-1909-R
Upper Big Branch Mine-South	WEVA 2010-195
Upper Big Branch Mine-South	WEVA 2010-206
Upper Big Branch Mine-South	WEVA 2010-207
Upper Big Branch Mine-South	WEVA 2010-208
Upper Big Branch Mine-South	WEVA 2010-318
Upper Big Branch Mine-South	WEVA 2010-319
Upper Big Branch Mine-South	WEVA 2010-535
Upper Big Branch Mine-South	WEVA 2010-626
Upper Big Branch Mine-South	WEVA 2010-64
Upper Big Branch Mine-South	WEVA 2010-65
Upper Big Branch Mine-South	WEVA 2010-728
Upper Big Branch Mine-South	WEVA 2010-729
Upper Big Branch Mine-South	WEVA 2010-869
Upper Big Branch Mine-South	WEVA 2010-902
Upper Big Branch Mine-South	WEVA 2010-903
Upper Big Branch Mine-South	WEVA 2010-941
Upper Big Branch Mine-South	WEVA 2010-978

Upper Big Branch Mine-South	WEVA 2010-979
Upper Big Branch Mine-South	WEVA 2011-807
Voyager #7	KENT 2009-1496
Voyager #7	KENT 2010-1012
Voyager #7	KENT 2010-1164
Voyager #7	KENT 2010-1257
Voyager #7	KENT 2010-1561
Voyager #7	KENT 2010-1562
Voyager #7	KENT 2010-170
Voyager #7	KENT 2010-311
Voyager #7	KENT 2010-427
Voyager #7	KENT 2010-530
Voyager #7	KENT 2010-60
Voyager #7	KENT 2010-734
Voyager #7	KENT 2010-906
Voyager #7	KENT 2011-125
Voyager #7	KENT 2011-5
West Cazy Surface Mine	WEVA 2008-848
West Cazy Surface Mine	WEVA 2009-1914
West Cazy Surface Mine	WEVA 2009-267
White Buck No 2	WEVA 2008-1645
White Buck No 2	WEVA 2009-1908
White Cabin #7	KENT 2010-1256
White Cabin #7	KENT 2010-1560
White Cabin #7	KENT 2010-426
White Cabin #7	KENT 2010-533
White Cabin #7	KENT 2010-54
White Cabin #7	KENT 2010-733
White Cabin #7	KENT 2011-136
Winifrede #1 Mine	WEVA 2008-1651
Winifrede #1 Mine	WEVA 2008-79

N/A - Docket number has not yet been assigned